Client Name:
Client Project Name:	BRAVO 2025-NQM5
Start - End Dates:	6/3/2024 - 10/25/2024
Deal Loan Count:	3

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER4631	Loan parameters do not meet guidelines	1
Credit	DTI	CRDDTI106	Debt Ratio Exception >5% and <10%	1
Compliance	State Anti-Predatory	CMPSTAP1730	CT Home Loan - 1st lien, Finance Charges exceed 5% limit.	1
Total				3

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